                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   10 3/4% SENIOR SUBORDINATED NOTES DUE 2012
                                IN EXCHANGE FOR
                   10 3/4% SENIOR SUBORDINATED NOTES DUE 2012
                                       OF

                           BERRY PLASTICS CORPORATION

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
               , 2004 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED BY BERRY PLASTICS CORPORATION IN ITS SOLE DISCRETION. TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                EXCHANGE AGENT:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                     BY MAIL:                                 BY HAND OR OVERNIGHT DELIVERY:
       U.S. BANK TRUST NATIONAL ASSOCIATION                U.S. BANK TRUST NATIONAL ASSOCIATION
               60 LIVINGSTON AVENUE                                60 LIVINGSTON AVENUE
            1ST FLOOR BOND DROP WINDOW                          1ST FLOOR BOND DROP WINDOW
                ST. PAUL, MN 55107                                  ST. PAUL, MN 55107
        ATTENTION: STRUCTURED FINANCE UNIT                  ATTENTION: STRUCTURED FINANCE UNIT
              FACSIMILE: 651-495-8158                             FACSIMILE: 651-495-8158
       CONFIRM BY TELEPHONE: 1-800-934-6802                CONFIRM BY TELEPHONE: 1-800-934-6802

                                    BY HAND:

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                                100 WALL STREET
                          16TH FLOOR--BOND DROP WINDOW
                               NEW YORK, NY 10005
                           ATTENTION: BEVERLY FREENEY

DELIVERY TO AN ADDRESS OTHER THAN THE DEPOSITORY TRUST COMPANY (ATOP) OR AS SET FORTH IN THIS LETTER OF TRANSMITTAL OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

By execution hereof, the undersigned acknowledges receipt of the Prospectus
dated             , 2004 (the "Prospectus") of Berry Plastics Corporation
("Berry") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute Berry's offer (the "Exchange Offer") to exchange $1,000 in stated amount at maturity of a new series of 10 3/4% Senior Subordinated Notes Due 2012 (the "Exchange Notes") of Berry for each $1,000 in stated amount at maturity of outstanding 10 3/4% Senior Subordinated Notes Due 2012 originally issued on November 20, 2003 (the "Outstanding Notes") of Berry. The terms of the Exchange Notes are identical in all material respects (including stated amount at maturity, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933 (the "Securities Act"), as amended, and, therefore, will not bear legends restricting the transfer thereof.

This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holder"); or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Outstanding Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Outstanding Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Outstanding Notes are registered on the books of Berry or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Outstanding Notes will be accepted only in authorized denominations of $1,000.

------------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF OUTSTANDING NOTES
------------------------------------------------------------------------------------------------------------------------
                                                                 CERTIFICATE                  AGGREGATE STATED
                                                                  NUMBER(S)*                 AMOUNT AT MATURITY
         NAME(S) AND ADDRESS(ES) OF HOLDER(S)                  (ATTACHED SIGNED                   TENDERED
              (PLEASE FILL IN, IF BLANK)                      LIST IF NECESSARY)            (IF LESS THAN ALL)**
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL STATED AMOUNT AT
                                                         MATURITY OF OUTSTANDING
                                                         NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by Holders tending by book-entry transfer.
 ** Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed. See
 Instruction 2.
------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC TO THE
    EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution:
--------------------------------------------------------------------------------
    DTC Book-Entry Account:
--------------------------------------------------------------------------------
    Transaction Code No.:
--------------------------------------------------------------------------------

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s) of Outstanding Notes:
--------------------------------------------------------------------------------
    Window Ticket No. (If Any):
--------------------------------------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------
    Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------
    DTC Book-Entry Account No.:
    If Delivered by Book-Entry Transfer:
    Name of Tendering Institution:
--------------------------------------------------------------------------------
    Transaction Code:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:
    Name:
--------------------------------------------------------------------------------
    Address:
--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Berry the above-described stated amount at maturity of Outstanding Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Berry all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Berry and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, Berry will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Berry to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The exchange offer--Conditions to the exchange offer". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Berry) as more particularly set forth in the Prospectus, Berry may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering, each Holder of Outstanding Notes represents to Berry that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Outstanding Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the Exchange Notes and (iv) neither the Holder nor any such other person is an "affiliate" of Berry or any Guarantor within the meaning of Rule 405 under the Securities Act or, if such Holder is such an "affiliate", that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of Berry within the meaning of Rule 405 under the Securities Act) that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

For purposes of the Exchange Offer, Berry shall be deemed to have accepted validly tendered Outstanding Notes when, as and if Berry has given oral or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Outstanding Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Outstanding Notes will be returned without expense to the tendering Holder thereof (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

The undersigned understands that tenders of Outstanding Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and Berry upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under "Special Issuance Instruction", please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Outstanding Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions", please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Berry has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if Berry does not accept for exchange any of the Outstanding Notes so tendered.

                                PLEASE SIGN HERE

  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS OF
       WHETHER OUTSTANDING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Berry of such persons authority to so act. See Instruction 3 herein. If the signature appearing below is not of the registered Holder(s) of the Outstanding Notes, then the registered Holder(s) must sign a valid proxy.


X ---------------------------------------------------------  Date: -----------------------------------------------------

X ---------------------------------------------------------  Date: -----------------------------------------------------
  SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY
Names: --------------------------------------------------    Address: -------------------------------------------------

-----------------------------------------------------------  -----------------------------------------------------------

-----------------------------------------------------------  -----------------------------------------------------------
(PLEASE PRINT)                                               (INCLUDING ZIP CODE)

Capacity(ies): --------------------------------------------  Area Code and Telephone No: -----------------------

Social Security No(s).:
------------------------------------------------------------------------------------------------------------------------

                        PLEASE COMPLETE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)
Date: ------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Outstanding Notes" within this Letter of Transmittal, or if Outstanding Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account at DTC indicated above.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Zip Code:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------
                             (SEE FORM W-9 HEREIN)
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

To be completed ONLY if certificates for the Exchange Notes issued pursuant to the Exchange Offer are sent to, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Zip Code:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------
                             (SEE FORM W-9 HEREIN)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Outstanding Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal of facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. Berry Plastics Corporation may extend the Expiration Date in its sole discretion by a public announcement given no later than 9:00am, New York City time, on the next business day following the previously scheduled Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to Berry.

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Exchange Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the stated amount at maturity of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal) together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Outstanding Notes who wishes to tender these Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by Berry in its sole discretion, which determination will be final and binding. Berry reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes Berry's acceptance of which would, in the opinion of counsel for Berry, be unlawful. Berry also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. Berry's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be in its sole discretion and will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as Berry shall determine. Although Berry intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither Berry, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and will be returned without cost by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2. PARTIAL TENDERS; WITHDRAWALS. If less than all Outstanding Notes are tendered, the tendering Holder should fill in the number of Outstanding Notes tendered in the third column of the chart entitled "Description of Outstanding Notes." All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, Outstanding Notes for the aggregate stated amount at maturity of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, promptly after the Outstanding Notes are accepted for exchange.

3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Outstanding Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Outstanding Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or copy hereof) if signed by a person other than the registered Holder(s) of Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Outstanding Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Outstanding Notes.

If this Letter of Transmittal (or copy hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and unless waived by Berry, evidence satisfactory to Berry of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Outstanding Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes for stated amount at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. TRANSFER TAXES. Berry shall pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Outstanding Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS. Berry reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by Berry, whose determination will be final and binding. Berry reserves the absolute right in its sole discretion to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Berry or Berry's counsel, be unlawful. Berry also reserves the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of Berry, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Berry's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted unless consented to by Berry. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

11. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


  Form W-9                            REQUEST FOR TAXPAYER
  (Rev. January 2002)        IDENTIFICATION NUMBER AND CERTIFICATION  GIVE FORM TO THE
  Department of the Treasury                                          REQUESTER. DO
  Internal Revenue Service                                            NOT
                                                                      SEND TO THE IRS.
--------------------------------------------------------------------------------------

                                 PRINT OR TYPE
                             SEE SPECIFIC INSTRUC-
                                TIONS ON PAGE 2.

           Name

          -----------------------------------------------------------------------------------------------------
           Business name, if different from above

          -----------------------------------------------------------------------------------------------------
           Check appropriate box:    [ ] Individual/Sole Proprietor
          [ ] Corporation    [ ] Partnership    [ ] Other  ....................................................
          [ ] Exempt from backup withholding

          -----------------------------------------------------------------------------------------------------

           Address (number, street, and apt. or suite no.)         Requester's name and address (optional)

          -------------------------------------------------------
           City, state and ZIP code

          -----------------------------------------------------------------------------------------------------
           List account number(s) here (optional)

--------------------------------------------------------------------------------
PART I       TAXPAYER IDENTIFICATION NUMBER (TIN)
--------------------------------------------------------------------------------


 Enter your TIN in the appropriate box. For individuals, this  SOCIAL SECURITY NUMBER is your social security number (SSN). HOWEVER, FOR A
 RESIDENT ALIEN, SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE
 THE PART I INSTRUCTIONS ON PAGE 2. For other entities, it is
 your employer identification number (EIN), if you do not      ---------------------------
 have a number, see HOW TO GET A TIN on page 2.                OR
 NOTE: If the account is in more than one name, see the chart  EMPLOYER IDENTIFICATION NUMBER on page 2 for guidelines on whose number to enter.
                                                               ---------------------------

--------------------------------------------------------------------------------
PART II       CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND
2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)

--------------------------------------------------------------------------------

SIGN           SIGNATURE OF
HERE           U.S. PERSON                              DATE

--------------------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

USE FORM W-9 ONLY IF YOU ARE A U.S. PERSON (including a resident alien), to give your correct TIN to the person requesting it (the requester) and, when
applicable, to:   1. Certify the TIN you are giving is correct (or you are
waiting for a number to be issued).

  2. Certify you are not subject to backup withholding, or

  3. Claim exemption from backup withholding if you are a U.S. exempt payee.

IF YOU ARE A FOREIGN PERSON, USE THE APPROPRIATE FORM W-8. See PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

NOTE: If a requester gives you a form other than a Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments AFTER December 31, 2001 (29% after December 31, 2003). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

  You will NOT be subject to backup withholding on payments you receive if you give the requestor your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:
  1. You do not furnish your TIN to the requester, or

  2. You do not certify your TIN when required (see the Part II instructions on page 2 for details), or

  3. The IRS tells the requester that you furnished an incorrect TIN, or
  4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
  5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
  Certain payees and payments are exempt from backup withholding. See the instructions on page 2 and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES
FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

--------------------------------------------------------------------------------

                      Cat. No. 10231X                     Form W-9 (Rev. 1-2002)

Form W-9 (Rev. 1-2002)                                                    Page 2

--------------------------------------------------------------------------------


SPECIFIC INSTRUCTIONS



NAME. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.



 If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.



 SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.



 LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.



 OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.



 EXEMPT FROM BACKUP WITHHOLDING. If you are exempt, enter your name as described above, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.



 Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the Instructions for the Requester of Form W-9.



 If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.



NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.



PART I--TAXPAYER IDENTIFICATION NUMBER (TIN)



ENTER YOUR TIN IN THE APPROPRIATE BOX.



 If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.



 If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.



 If you are an LLC that is DISREGARDED AS AN ENTITY separate from its owner (see LIMITED LIABILITY COMPANY (LLC) above), and are owned by an individual, enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.



NOTE: See the chart on this page for further clarification of name and TIN combinations.



HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.



 If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.



NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.



CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.



PART II--CERTIFICATION



To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.



 For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING above.



SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.



 1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.



 2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.



 3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.



 4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).



 5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER
SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.


PRIVACY ACT NOTICE



Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.



 You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.



WHAT NAME AND NUMBER TO


GIVE THE REQUESTER



----------------------------------------------------
FOR THIS TYPE OF ACCOUNT:  GIVE NAME AND SSN OF:
----------------------------------------------------
 1. Individual             The individual
 2. Two or more            The actual owner of the
    individuals (joint     account or, if combined
    account)               funds, the first
                           individual on the
                           account (1)
 3. Custodian account of   The minor (2)
    a minor (Uniform Gift
    to Minors Act)
 4. a. The usual           The grantor-trustee (1)
       revocable savings
       trust (grantor is
       also trustee)
  b. So-called trust       The actual owner (1)
     account that is not
     a legal or valid
     trust under state
     law
 5. Sole proprietorship    The owner (3)
----------------------------------------------------
FOR THIS TYPE OF ACCOUNT:  GIVE NAME AND SSN OF:
----------------------------------------------------
 6. Sole proprietorship    The owner (3)
 7. A valid trust,         Legal entity (4)
    estate, or pension
    trust.
 8. Corporate              The corporation
 9. Association, club,     The organization
    religious,
    charitable,
    educational, or other
    tax-exempt
    organization
10. Partnership            The partnership
11. A broker or            The broker or nominee
    registered nominee
12. Account with the       The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments
----------------------------------------------------



(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.



(2) Circle the minor's name and furnish the minor's SSN.



(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).



(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)



NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.


                             [RECYCLED PAPER LOGO]

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                         (DO NOT WRITE IN SPACE BELOW)

----------------------------------------------------------------------------------------------------
                                            OUTSTANDING                       OUTSTANDING
    CERTIFICATE SURRENDERED                NOTES TENDERED                    NOTES ACCEPTED
----------------------------------------------------------------------------------------------------

--------------------------------  --------------------------------  --------------------------------

--------------------------------  --------------------------------  --------------------------------

--------------------------------  --------------------------------  --------------------------------

--------------------------------  --------------------------------  --------------------------------
Delivery Prepared by:             Checked by:                       Date
----------------------------------------------------------------------------------------------------